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CUSIP NO. 67611V101                   13 G                  Page 13 of 13 Pages
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                                    EXHIBIT A



        Statement Appointing Designated Filer and Authorized Signatories



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        STATEMENT APPOINTING DESIGNATED FILER AND AUTHORIZED SIGNATORIES
                                SEPTEMBER 3, 2002


         Each of the entities listed on Schedule A attached hereto (each, a "Reporting Entity") and each party listed on Schedule B attached hereto (each, a "Reporting Individual"; together with the Reporting Entities, the "Reporting Persons") hereby authorizes and designates Chris Adams and Barclay Nicholson (each, a "Designated Filer"), for so long as they are employed by Three Arch Partners, to prepare and file on behalf of such Reporting Persons, individually or jointly together with other Reporting Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 3, Form 4 and Form 5) (the "Reports") that such Reporting Person may be required to file with the United States Securities and Exchange Commission or with any regulatory body, including United States federal, state and self-regulatory bodies, with respect to the Reporting Person's ownership of, or transactions in, the securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (collectively, the "Companies").

         Each Reporting Person hereby further authorizes and designates Chris Adams and Barclay Nicholson (each, an "Authorized Signatory") to execute and file on behalf of such Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.

         The authority of each Designated Filer and each Authorized Signatory under this document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Person's ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person's responsibilities to comply with any United States federal or state law or with any regulations promulgated thereto.








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         IN WITNESS WHEREOF, the undersigned has caused this Statement
Appointing Designated Filer and Authorized Signatories to be effective as of September 3, 2002.



                  Reporting Persons:




9/3/02                                /s/ Thomas J. Fogarty, M.D.
                                      ----------------------------------
                                      Thomas J. Fogarty, M.D.




9/3/02                                /s/ Wilfred E. Jaeger
                                      ----------------------------------
                                      Wilfred E. Jaeger




9/3/02                                /s/ Mark A. Wan
                                      ----------------------------------
                                      Mark A. Wan




9/3/02                                /s/ Barclay Nicholson
                                      ----------------------------------
                                      Barclay Nicholson




9/3/02                                Three Arch Partners, L.P.

                                      By:  Three Arch Management, L.P.,
                                           Its General Partner


                                      By:      /s/ Mark A. Wan
                                            ----------------------------
                                            Mark A. Wan, General Partner




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9/3/02                                Three Arch Associates, L.P.

                                      By:  Three Arch Management, L.P.,
                                           Its General Partner


                                      By:      /s/ Mark A. Wan
                                            ----------------------------
                                            Mark A. Wan, General Partner


9/3/02                                Three Arch Management, L.P.


                                      By:      /s/ Mark A. Wan
                                            ----------------------------
                                            Mark A. Wan, General Partner


9/3/02                                Three Arch Partners II, L.P.

                                      By:  Three Arch Management II, L.L.C.,
                                           Its General Partner


                                      By:      /s/ Mark A. Wan
                                            ----------------------------
                                            Mark A. Wan, Managing Member


9/3/02                                Three Arch Management II, L.L.C.


                                      By:      /s/ Mark A. Wan
                                            ----------------------------
                                            Mark A. Wan, Managing Member


9/3/02                                Three Arch Partners III, L.P.

                                      By: Three Arch Management III, L.L.C.
                                           Its General Partner


                                      By:      /s/ Mark A. Wan
                                            ----------------------------
                                            Mark A. Wan, Managing Member




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9/3/02                                Three Arch Associates III, L.P.

                                      By: Three Arch Management III, L.L.C.
                                           Its General Partner


                                      By:      /s/ Mark A. Wan
                                            ----------------------------
                                            Mark A. Wan, Managing Member


9/3/02                                Three Arch Management III, L.L.C.


                                      By:      /s/ Mark A. Wan
                                            ----------------------------
                                            Mark A. Wan, Managing Member


9/3/02                                Three Arch Capital, L.P.

                                      By: TAC Management, L.L.C.
                                           Its General Partner


                                      By:      /s/ Mark A. Wan
                                            ----------------------------
                                            Mark A. Wan, Managing Member


9/3/02                                TAC Associates, L.P.

                                      By: TAC Management, L.L.C.
                                           Its General Partner


                                      By:      /s/ Mark A. Wan
                                            ----------------------------
                                            Mark A. Wan, Managing Member


9/3/02                                TAC Management, L.L.C.


                                      By:      /s/ Mark A. Wan
                                            ----------------------------
                                            Mark A. Wan, Managing Member



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                                   SCHEDULE A


Three Arch Partners, L.P.
Three Arch Associates, L.P.
Three Arch Management, L.P.
Three Arch Partners II, L.P.
Three Arch Management II, L.L.C.
Three Arch Partners III, L.P.
Three Arch Associates III, L.P.
Three Arch Management III, L.L.C.
Three Arch Capital, L.P.
TAC Associates, L.P.
TAC Management, L.L.C.




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                                   SCHEDULE B


Thomas J. Fogarty, M.D.
Wilfred E. Jaeger
Mark A. Wan
Barclay Nicholson